Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1993-3

KEY PERFORMANCE FACTORS
December, 1998

Scheduled Maturity                                      3/15/99


Coupon                                                  5.40%


Excess Protection Level
   3 Month Average  10.85%
     December, 1998  12.22%
     November, 1998  9.78%
     October, 1998  10.54%



Cash Yield                                              26.37%


Investor Charge Offs                                    6.75%


Base Rate                                               7.40%


Over 35 Day Delinquency                                 5.42%


Seller's Interest                                       42.60%


Total Payment Rate                                      11.10%


Total Principal Balance                                $3,745,625,594.40


Investor Participation Amount                          $187,500,000.00


Seller Participation Amount                            $1,595,625,594.3